                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2009
                                                         ---------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                    0-50358              34-1983738
        -------------                    -------              ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)          File Number)       Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS
                ------------

         On August 18, 2009, Clifton Savings Bancorp, Inc. (the "Company") issued an updated press release announcing the results of its Annual Meeting of Stockholders held on August 13, 2009. A copy of the Company's press release dated August 18, 2009 is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

      (d)       Exhibits

                Number                Description
                ------                -----------

                99.1                  Press Release dated August 18, 2009

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CLIFTON SAVINGS BANCORP, INC.



Date: August 18, 2009                By: /s/ John A. Celentano, Jr.
                                         ---------------------------------------
                                         John A. Celentano, Jr.
                                         Chairman of the Board and Chief
                                             Executive Officer